UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 14, 2004


                             ASA INTERNATIONAL LTD.
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             (Exact name of registrant as specified in its charter)


           Delaware                     O-14741                  02-0398205
           --------                     -------                  ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


10 Speen Street, Framingham, Massachusetts                          01701
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 (Address of principal executive offices)                        (Zip Code)

      Registrant's telephone number, including area code:      (508) 626-2727
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Item 7.  Financial Statement and Exhibits.

         (c) Exhibits:

             99.1 Press Release dated May 14, 2004


Item 12. Results of Operations and Financial Condition.

            On May 14, 2004, ASA International Ltd. ("ASA") issued a press release disclosing information regarding ASA's results of operations for the first fiscal quarter ended March 31, 2004. The press release is furnished as Exhibit No. 99.1 to this Form 8-K.

            This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ASA INTERNATIONAL LTD.
                                         (Registrant)

Date: May 14, 2004                   By: /s/ Terrence C. McCarthy
                                         ------------------------
                                         Terrence C. McCarthy
                                         Vice President, Secretary and Treasurer